THIRD AMENDMENT TO CREDIT AGREEMENT


           THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 10, 1998, by and between MOTORCAR PARTS & ACCESSORIES, INC., a New York corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

           WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of June 1, 1996, as amended from time to time ("Credit Agreement").

           WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

           NOW,  THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

           1. Section 1.2(d) is hereby deleted in its entirety, and the following substituted therefor:

                               "(d) UNUSED COMMITMENT FEE. Borrower shall pay to
                     Bank a fee equal to one-fifth of one percent (0.20%) per annum (computed on the basis of a 360-day year, actual days elapsed) on the average daily unused amount of the Line of Credit, which fee shall be calculated on an annual basis by Bank and shall be due and payable by Borrower in arrears within five (5) days after each billing is sent by Bank."

           2. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

           3. Buyer hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.



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           IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be executed as of the day and year first written above.


MOTORCAR PARTS &                                     WELLS FARGO BANK,
   ACCESSORIES, INC.                                    NATIONAL ASSOCIATION


By: /S/ PETER BROMBERG                               By: /S/ JOHN P. MANNING
   ---------------------                                -----------------------
Title: CFO                                               John P. Manning
                                                         Vice President

By: /S/ RICHARD MARKS
   ---------------------
Title: PRESIDENT



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